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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM 8-K


CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: NOVEMBER 22, 2000                    COMMISSION FILE NO. 1-12785


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                     31-1486870
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
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ITEM 5.       OTHER EVENTS.

On November 21, 2000, Nationwide Financial Services, Inc. ("NFS") conducted its annual Investor Conference. At the meeting, members of management made presentations concerning, among other things, NFS' strategic initiatives for 2001, technology overview, individual market overview, distribution strategy, options that are being considered with respect to NFS' capital structure, competitive advantage, asset management strategy, and business and financial outlook.

A copy of the presentation material is currently available on the investor relations' section of NFS' web site at "www.nationwidefinancial.com" and an audio archive of the Investor Conference will be available at that web site within 48 hours after completion of the Investor Conference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONWIDE FINANCIAL SERVICES, INC.
                                             -----------------------------------
                                                                    (Registrant)



Date: November 22, 2000                /s/ Mark R. Thresher
                                       -----------------------------------------
                                       Mark R. Thresher, Senior Vice President -
                                             Finance (Chief Accounting Officer)